                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JUNE 12, 2002



                          BAY VIEW CAPITAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



          DELAWARE                           001-14879                94-3078031
(State or other jurisdiction         (Commission File Number)        (IRS Employer
     of incorporation)                                             Identification No.)



 1840 GATEWAY DRIVE, SAN MATEO,                                          94404
          CALIFORNIA
(Address of principal executive                                       (Zip Code)
           offices)



       Registrant's telephone number, including area code (650) 312-7200


                                      N/A
 (Former name, former address, and former fiscal year, if changed since last report)
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Item 4.     Changes in Registrant's Certifying Accountant

b) As previously reported in Bay View Capital Corporation's (the "Company's") Current Report on Form 8-K dated May 23, 2002, the Company terminated Arthur Andersen LLP as principal accountants and was evaluating alternatives for its principal accountants for the fiscal year ending December 31, 2002. On June 12, 2002, the Company engaged Deloitte & Touche LLP as its principal accountants. The decision to engage Deloitte & Touche LLP was approved by the audit committee of the Company's Board of Directors. During the fiscal year ended 2001 and the interim period through June 12, 2002, neither the Company nor anyone acting on its behalf consulted with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Arthur Andersen LLP or a reportable event with respect to Arthur Andersen LLP.


June 14, 2002
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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BAY VIEW CAPITAL CORPORATION
                                    Registrant



DATE:  June 14, 2002             BY:  /s/ John W. Rose
                                      -----------------------------------------
                                      John W. Rose
                                      Executive Vice President, Chief Financial
                                      Officer